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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2005

KKR FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	001-32542 (Commission File Number)	20-1426618 (IRS Employer Identification Number)
Four Embarcadero Center, Suite 2050 San Francisco, California (Address of registrant's principal executive office)	94111 (Zip code)

(415) 315-3620 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

        On July 14, 2005, the compensation committee of the board of directors of KKR Financial Corp. (the "Company") granted KKR Financial Advisors LLC, the Company's manager (the "Manager"), 1,875,000 shares of restricted common stock pursuant to a restricted stock award agreement, the form of which has been previously filed by the Company as Exhibit 10.4 to its Registration Statement on Form S-11 (File No. 333-124103). Such award vests in one-third increments on July 14, 2006, July 14, 2007 and July 14, 2008, subject to the Manager's continued service with the Company on such dates.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL CORP. (Registrant)
By:	/s/ DAVID A. NETJES
Name:	David A. Netjes
Title:	Chief Financial Officer and Chief Operating Officer

Dated: July 15, 2005

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SIGNATURE